OTHER ACCOUNTS RECEIVABLE AND PREPAID EXPENSES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Short-term lease deposits	$ 773	$ 615
Prepaid expenses	1,156	1,039
Government authorities	862	2,313
Deferred tax assets, net	1,949	2,522
Restricted deposits	289	163
Other	180	44
Prepaid Expense and Other Assets, Current, Total	$ 5,209	$ 6,696